SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES

                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                               GLOBAL BRANDS, INC.
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             (Exact name of registrant as specified in its charter)

             Delaware                                   13-3762562
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(State of incorporation or organization)   (I.R.S. Employer Identification No.)

    1031 Route 9W, Upper Grandview, New York               10960
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    (Address of principal executive offices)            (Zip Code)

Securities to be registered pursuant to Section 12(b) of the Act:

        Title of each class                Name of each exchange on which
        to be so registered                each class is to be registered
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            Common Stock                         Nasdaq Smallcap Market

If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [ ]

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [X]

Securities Act registration statement file number to which this form relates:
333-85683

Securities to be registered pursuant to Section 12(g) of the Act:

                                  Common Stock
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                                (Title of Class)

Item 1.       Description of Registrant's Securities to be Registered

         For a full description of the common stock being registered hereby, reference is made to the information contained under the caption "Description of Capital Stock" in the final prospectus to be filed by the Registrant pursuant to Rule 424(b) under the Securities Act of 1933, which prospectus shall be deemed to be incorporated by reference in this registration statement. The prospectus forms a part of the Registration Statement (No. 333-85683) on Form SB-2 filed by the Registrant with the Securities and Exchange Commission under the Securities Act of 1933.

Item 2.       Exhibits

         The following exhibits are filed as part of the Registration Statement:

         (1) Amended and Restated Certificate of Incorporation of the Registrant
             - incorporated herein by reference to Exhibit 3.1 to the Registrant's Registration Statement on Form SB-2 (Registration No. 333-85683).

         (2) Amended and Restated By-Laws of the Registrant - incorporated herein by reference to Exhibit 3.2 to the Registrant's Registration Statement on Form SB-2 (Registration No. 333-85683).

         (3) Certificate of Designations for Series A Preferred Stock - incorporated herein by reference to Exhibit 3.3 to the Registrant's Registration Statement on Form SB-2 (Registration No. 333-85683).

         (4) Certificate of Amendment of Certificate of Incorporation of the Registrant - incorporated herein by reference to Exhibit 3.4 to the Registrant's Registration Statement on Form SB-2 (Registration No. 333-85683).

         (5) Amendment to Certificate of Designations for Series A Preferred Stock - incorporated herein by reference to Exhibit 3.5 to the Registrant's Registration Statement on Form SB-2 (Registration No. 333-85683).

         (6) Certificate of Amendment of Certificate of Incorporation of the Registrant - incorporated herein by reference to Exhibit 3.6 to the Registrant's Registration Statement on Form SB-2 (Registration No. 333-85683).

         (7) Amendment to Certificate of Designations for Series A Preferred Stock - incorporated herein by reference to Exhibit 3.7 to the Registrant's Registration Statement on Form SB-2 (Registration No. 333-85683).

         (8) Amendment to Certificate of Designations for Series A Preferred Stock - incorporated herein by reference to Exhibit 3.8 to the Registrant's Registration Statement on Form SB-2 (Registration No. 333-85683).

         (9) Specimen Common Stock Certificate of the Registrant - incorporated herein by reference to Exhibit 4.1 to the Registrant's Registration Statement on Form SB-2 (Registration No. 333-85683).

                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                                   GLOBAL BRANDS, INC.
                                                   --------------------------
                                                          (Registrant)

Date: September 20, 2000                           By:/s/ Ralph A. Ferrante
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                                                      Ralph A. Ferrante,
                                                      Chairman of the Board and
                                                      Chief Executive Officer